UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2014

Ketdarina Corp.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-192874	99-0369270
State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number

ADDRESS

645 Fifth Avenue

Suite 400

New York, NY 10022

REGISTRANT’S TEL. NO.

212-371-7799

John B. Lowy, Esq.

John B. Lowy PC

645 Fifth Avenue, Suite 400

New York, NY10022

(212) 371-7799

(Name, Address and Telephone Number of Person Authorized to Receive

Notice and Communications on Behalf of the Person(s) Filing Statement)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 5.01 Changes in Control of Registrant.

On November 19, 2014, Oleksandr Bezuhlyi, Oleksandr Galdetskyi, Volodymyr Bezuhlyi, and Andriy Chornyy (the “Sellers”), entered into a Common Stock Purchase Agreement (the “Stock Purchase Agreement”) pursuant to which the Sellers agreed to sell to Western Highlands Minerals Ltd. (the “Purchaser”), c/o John B. Lowy, Esq., 645 Fifth Avenue, Suite 400, New York, NY 10022, the Two Million Two Hundred Thousand (2,200,000) shares of common stock of the Registrant (the “Shares”) owned by the Sellers, constituting approximately 58.8% of the Registrant’s 3,740,000 issued and outstanding common shares, for $370,000. The sale was consummated on November 19, 2014.

As a result of the sale, there was a change of control of the Registrant. There is no family relationship or other relationship between the Sellers and the Purchaser, or any of the Purchaser’s affiliates.

In connection with the sale under the Stock Purchase Agreement, Mr. O. Bezuhlyi, who was the Registrant’s CEO, President, CFO, Secretary, Chief Accounting Officer and sole director, and Mr. Galdetskyi, who was the Registrant’s Treasurer, submitted their resignations sole director and as the officers of the Registrant, and appointed Bui Phap, Nguyen Ho Nam and Martin Doan (the “Designees”) as the directors of the Registrant. As a result thereof, the Designees now constitute the entire Board of Directors of the Registrant.

As of the date hereof, the authorized capital stock of the Registrant consists of 75,000,000 shares of common stock, par value $.001 per share, of which 3,740,000 shares are issued and outstanding. Each share of common stock is entitled to one vote with respect to all matters to be acted on by the stockholders. There is no other class of shares of the Registrant authorized, issued or outstanding

This was a private transaction between the Sellers and Purchaser, and no new shares of the Registrant were sold or issued. There is no family relationship between or among any of the designees.

The information required by this Item 5.01 is incorporated herein by reference to Item 5.02, Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Common Stock Purchase Agreement dated November 19, 2014, Messrs. O. Bezhulyi and Galdetskyi, the Registrant’s sole officers and sole director (O. Bezuhlyi), resigned their positions. Their resignations were not the result of any dispute or disagreement with the Registrant.

The Registrant’s new directors, including any additional directors appointed by the Board of Directors, hold office until the earlier of their death, resignation or removal by stockholders, or until their successors have been duly elected and qualified.  The Registrant’s officers are elected annually by, and serve at the pleasure of, the Board of Directors.

Biographies

FORMER DIRECTOR AND EXECUTIVE OFFICERS

Set forth below is information concerning the former sole director and the former two executive officers of the Registrant, who resigned all of their positions as a result of the change of control on November 19, 2014:

Name	Position/Title	Age

Oleksandr Bezuhlyi	59	President, Chief Executive Officer, Secretary, Chief Financial Officer and Chief Accounting Officer and Sole Director

Oleksandr Galdetskyi	43	Treasurer

Since the Registrant’s inception on July 13, 2011, Oleksandr Bezuhlyi. was President, Chief Executive Officer, Secretary, Chief Financial Officer. His previous practical work and background were closely connected with provision of bedding products sales services. In 1986 Oleksandr Bezuhlyi graduated with Master's degree from Technical University, Saint Petersburg, Russia. From 1986 to 2006 he was a manager of a Railway Depot in Ukraine. From 2006 to January 10, 2014 he was a Sales Representative to Andriy Chornyy. His duties were to promote and carry on sales of bedding in the major cities of Western Europe such as Kiev and Odessa. Mr. Bezuhlyi resigned from that position in favor of his position and ownership of the Registrant.

Since the Registrant’s inception on July 13, 2011, Oleksandr Galdetskyi was the Registrant’s Treasurer. From 2005 to present Mr. Galdetskyi has been self employed in the business of trading and shipping of automobiles in Europe. In 1989 Mr. Galdetskyi received an accounting diploma from Collage of Trade and Economy, Kiev, Ukraine.

Set forth below is information describing the Registrant’s new directors:

Name and Address	Position/Title	Age

Bui Phap	Director; Chairman	52

Martin Doan	Director, Chief Executive Officer	38

Nguyen Ho Nam	Director; Chief Financial Officer	36

Mr. Bui, since 1994, has been Chairman of Duc Long Gia Lai Group, a conglomerate which is publicly owned and is listed on the Ho Chi Minh City Stock Exchange. He is credited for building the Purchaser from its inception in 2011 to becoming an operating mining company.

Mr. Doan, from January, 2009 to February, 2010, was Chairman and CEO of HRCITI Corp., a privately-owned consulting firm located in Vietnam. Since 2009, he has been the CEO of Asia Global Capital Group, a privately-owned consulting company based in Vietnam. Previously, he served as Chief Strategic Officer of TQC Resource, a titanium and zircon producer of scale inVietnam. Mr. Doan has restructured and recapitalized the Purchaser.

Mr. Nguyen co-founded Sacombank Securities, an investment banking company located in Ho Chi Minh City, Vietnam, in 2009; he served as a General Director until January 2010, and then as Chairman until May, 2012. Since January, 2012, he has been Chairman of Bamboo Capital, a leading investment banking firm located in Ho Chi Minh City, Vietnam. Bamboo Capital has helped to raise $1 billion for Vietnamese companies.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To the Registrant’s knowledge, during the past ten (10) years, neither our former or new director, nor promoter, or control person, has been:

•	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

The Registrant currently has no material plan, contract or arrangement (written or not written) to which any of the Designees is a party, or in which any of the Designees participates, or material amendment in connection with the triggering event, or any grant or award to, or modification thereto, under any such plan, contract or arrangement in connection with any such event.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Registrant’s common stock by (i) each stockholder known by the Registrant to be the beneficial owner of more than 5% of the Registrant’s common stock and (ii) by the directors and executive officers of the Registrant, as a result of the change of control. The person or the Registrant named in the table has sole voting and investment power with respect to the shares beneficially owned.

	Name and Address	Amount and Nature of
Title of Class	Of Beneficial Owner	Beneficial Ownership	Percent of Class

Common Stock, par value $0.001	Western Highlands Mi nerals Ltd. 645 Fifth Avenue, Suite 400 New York, NY 10022	2,200,000	58.8%
	Bui Phap(1) c/o Western Highlands Minerals Ltd. 645 Fifth Avenue, Suite 400 New York, NY 10022	2,200,000	58.8%

(1)	Mr. Bui Phap is the 100% owner of Western Highlands Minerals, Ltd., and may be deemed the beneficial owner of the shares purchased by the Purchaser.

Item 9.01 Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Common Stock Purchase Agreement dated as of November 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KETDARINA CORP.
(Registrant)
Date: November 28, 2014

/s/ Bui Phap
Bui Phap, Chairman